                                                                    Exhibit 10.1

                                                                  Execution Copy

                              JTM INDUSTRIES, INC.

                                  $100,000,000
                     10% SENIOR SUBORDINATED NOTES DUE 2008

                               PURCHASE AGREEMENT

                                                                  April 17, 1998

NationsBanc Montgomery Securities LLC
CIBC Oppenheimer Corp.
  c/o NationsBanc Montgomery Securities LLC
  100 North Tryon Street
  Charlotte, North Carolina  28255

Ladies and Gentlemen:

            JTM Industries, Inc., a Texas corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchasers") $100,000,000 in aggregate principal amount of its 10% Senior Subordinated Notes due 2008 (the "Notes"). The Notes will be fully and unconditionally guaranteed (the "Subsidiary Guarantees" and, collectively with the Notes, the "Securities") on a senior subordinated unsecured basis, jointly and severally, by all existing and future domestic subsidiaries of the Company (the "Subsidiary Guarantors" and, together with the Company, the "Issuers"). The Securities are to be issued pursuant to an indenture, dated as of April 22, 1998 (the "Indenture"), by and among the Company, the Subsidiary Guarantors and U.S. Bank National Association, as trustee (the "Trustee").

            The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions from the registration requirements of the Securities Act. You have advised the Issuers that you will offer and sell the Securities purchased by you hereunder in accordance with Section 3 hereof as soon as you deem advisable.

            In connection with the sale of the Securities, the Issuers have prepared a preliminary offering memorandum, dated March 27, 1998 (the "Preliminary Memorandum"), and a final offering memorandum, dated the date hereof (the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Issuers and the Securities. The Issuers hereby confirm that they have authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers in accordance with Section 3 hereof. Unless stated to the contrary, all references herein to the Final Memorandum are to the Final Memorandum at the time of execution and delivery of this Agreement (the "Execution Time") and are not meant to include any amendment or supplement, or any information incorporated by reference therein, subsequent to the Execution Time.

            The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Issuers will agree to use their best efforts to commence an offer to exchange the Securities for Exchange Securities (the "Exchange Securities") that have been registered under the Securities Act, and that otherwise are identical in all respects to the Securities, or, under certain circumstances, to cause a shelf registration statement to become effective under the Securities Act and to remain effective for the period designated in such Registration Rights Agreement.

            The offering of the Securities is being made in connection with (i) the acquisition (the "U.S. Ash Acquisition") by the Company of Michigan Ash Sales Company, d.b.a. U.S. Ash Company, a Michigan corporation, together with two affiliated companies, U.S. Stabilization, Inc. and Flo Fil Co., Inc., each a Michigan corporation (collectively, "U.S. Ash"), pursuant to that certain Stock Purchase Agreement, dated as of March 25, 1998 (the "U.S. Ash Acquisition Agreement"), and (ii) the acquisition (the "Fly Ash Acquisition" and, together with the U.S. Ash Acquisition, the "Acquisitions") by the Company of Fly Ash Products, Inc., an Arkansas corporation ("Fly Ash"), pursuant to that certain Stock Purchase Agreement, dated as of March 27, 1998 (the "Fly Ash Acquisition Agreement," and, together with the U.S. Ash Acquisition Agreement, the "Acquisition Agreements"). References in this Agreement to subsidiaries of the Company or to "Issuers" or "Subsidiary Guarantors" shall be deemed to be references (i) to such entities before giving effect to the Acquisitions in the case of statements with respect to periods before the Closing Date and (ii) to such entities immediately after giving effect to the Acquisitions in the case of statements with respect to periods on or after the Closing Date.

            1. Representations and Warranties.

            The Issuers, jointly and severally, represent and warrant to the Initial Purchasers that:

            (a) All of the representations and warranties of the parties to each of the Acquisition Agreements are true and correct as if made on and as of the date hereof and the Closing Date.

            (b) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Final Memorandum, at the date hereof, does not, and at the Closing Date (as defined below) will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however that the Issuers make no representation or warranty as to the information relating to the Initial Purchasers contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Issuers by or on behalf of the Initial Purchasers specifically for inclusion therein.

            (c) Neither the Issuers, nor any of their "Affiliates" (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act. Neither the Issuers, nor any of their Affiliates, nor any person acting on their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities, provided, that the Issuers make no representation in this sentence regarding the Initial Purchasers. The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act. The Final Memorandum and each amendment or supplement thereto, as of its date, contains the information specified in Rule 144A(d)(4) under the Securities Act. The Issuers have been advised by the National Association of Securities Dealers, Inc. Private Offerings, Resales and Trading through the Automated Linkages Market ("PORTAL") that the Securities have been designated PORTAL eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

            (d) None of the Issuers nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Securities Act ("Regulation S") with respect to the Securities. To the knowledge of the Issuers, the Securities offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions. The sale of the Securities pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act. No registration under the Securities Act of the Securities is required for the sale of the Securities to the Initial Purchasers as contemplated hereby or for the Exempt Resales (as defined below) assuming the accuracy of, and compliance with, the Initial Purchasers' representations, warranties and agreements set forth in this Agreement. The Securities sold pursuant to Regulation S will initially be represented by a temporary global security as required by Rule 903 of Regulation S.

            (e) Neither the Company nor any of its subsidiaries is, or will be after giving effect to the Acquisitions, the offering and sale of the Securities and the application of the proceeds therefrom as described in the Final Memorandum, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

            (f) Assuming (i) that the representations and warranties and covenants of the Initial Purchasers contained in Section 3 hereof are true and correct and (ii) that the Initial Purchasers comply with their agreements contained in Section 3 hereof, (A) registration under the Securities Act of the Securities or qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), is not required in connection with the offer and sale of the Securities to the Initial Purchasers in the manner contemplated by the Final Memorandum or this Agreement and (B) initial resales of the Securities by the Initial Purchasers on the terms and in the manner set forth in the Final Memorandum and Section 3 hereof are exempt from the registration requirements of the Securities Act.

            (g) Since the respective dates as of which information is given in the Preliminary Memorandum and the Final Memorandum, except as otherwise stated therein, (i) there has been and, immediately after giving effect to the Acquisitions, will be no material adverse change in the condition (financial or otherwise), results of operations, affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business and (ii) there have been no material transactions entered into by the Company or any of its subsidiaries (collectively, a "Material Adverse Change").

            (h) The Company has been and, immediately after giving effect to the Acquisitions, will be duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Preliminary Memorandum and the Final Memorandum; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, affairs or business prospects of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect").

            (i) All of the issued and outstanding capital stock of the Company at December 31, 1997, was as set forth in the "Actual" column under the caption "Capitalization" in the Preliminary Memorandum and the Final Memorandum. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Attached as Schedule A hereto is a complete and accurate list of each subsidiary of the Company both before and immediately after giving effect to the Acquisitions. Each of the subsidiaries of the Company has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has the requisite power and authority to own, lease and operate its properties and conduct its business as described in the Preliminary Memorandum and the Final Memorandum and is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued and is fully paid and nonassessable, and, except as described in the Preliminary Memorandum and the Final Memorandum, all shares of capital stock of each subsidiary are owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

            (j) This Agreement has been duly authorized, executed and delivered by the Issuers and constitutes the valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

            (k) The Notes have been duly authorized by the Company, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with this Agreement, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, and will be entitled to the benefits, of the Indenture, except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

            (l) The Subsidiary Guarantees endorsed on the Notes have been duly authorized by each Subsidiary Guarantor and when the Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to the Initial Purchasers in accordance with this Agreement, the Subsidiary Guarantees will constitute the valid and binding obligation of the Subsidiary Guarantors enforceable against the Subsidiary Guarantors in accordance with their terms and will be entitled to the benefits of the Subsidiary Guarantees except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

            (m) The Indenture has been duly authorized by the Issuers. When the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Indenture will have been duly executed and delivered by the Issuers and, assuming the due execution and delivery thereof by the Trustee, will constitute a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

            (n) The Exchange Securities have been duly authorized and, when duly executed, authenticated, issued and delivered, will be validly issued and outstanding, and will constitute the valid and binding obligations of the Issuers, entitled to the benefits of the Indenture and enforceable against the Issuers in accordance with their terms except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

            (o) The Registration Rights Agreement has been duly authorized by the Company and the Subsidiary Guarantors, and when duly executed and delivered by the Issuers (assuming the due execution and delivery by the Initial Purchasers), will constitute a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

            (p) On the Closing Date, the Secured Credit Facility (as defined in the Final Memorandum) and the guarantee of the obligations thereunder by the Subsidiary Guarantors (a) shall have been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors, respectively, and will constitute the valid and binding agreement of the Company and the Subsidiary Guarantors, respectively, enforceable against the Company and the Subsidiary Guarantors, as applicable, in accordance with their terms except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or public policies; and (b) shall be in full force and effect. On the Closing Date, no event of default or event which, with the giving of notice or passage of time or both, would constitute an event of default shall have occurred under the Secured Credit Facility or the guarantees thereof by the Subsidiary Guarantors and all conditions to the extension of credit thereunder still have been satisfied without waiver.

            (q) The execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement and each of the Acquisition Agreements by the Issuers (to the extent each is a party thereto), and the consummation of the transactions contemplated hereby and thereby does not and, after giving effect to the Acquisitions, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which either the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries are subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute to which they may be subject or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (except to the extent any such conflict, breach, violation or default singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect); and except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities and Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers or as set forth in the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture and the Registration Rights Agreement by the Issuers (to the extent each is a party thereto), the consummation of the transactions contemplated hereby and thereby, and the issuance and sale of the Notes and Exchange Securities by the Issuers, except such as have been or will be obtained and made on or prior to the Closing Date or the date specified in the Registration Rights Agreement.

            (r) Neither the Company nor any of its subsidiaries is in breach or violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries are subject, nor is the Company or any of its subsidiaries in violation of the provisions of its respective charter or by-laws or any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their properties or assets, except to the extent any such conflict, breach, violation or default is cured at or prior to the Closing Date and within the grace period applicable thereto or would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (s) As of the Closing Date, the Securities and the Indenture will conform in all material respects to the descriptions thereof contained in the Final Memorandum. As of the Closing Date, the provisions of the Registration Rights Agreement and the Secured Credit Facility, to the extent that such provisions are summarized in the Final Memorandum, will conform in all material respects to the descriptions thereof contained in the Final Memorandum.

            (t) Except as set forth in the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person granting such person the right to require the Company or any of its subsidiaries to file a registration statement under the Securities Act with respect to any securities owned or to be owned by such person or to require the Company or any of its subsidiaries to include such securities in any securities being registered pursuant to any registration statement filed by the Company or any of its subsidiaries under the Securities Act.

            (u) Except as set forth in the Preliminary Memorandum and the Final Memorandum, there is and, immediately after giving effect to the Acquisitions, will be no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Issuers, threatened against or affecting the Company or any of its subsidiaries, which would reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect or materially and adversely affect the offering of the Securities.

            (v) The Company and each of its subsidiaries has and, after giving effect to the Acquisitions, will have good and indefeasible title in fee simple to all real property and good and indefeasible title to all personal property owned by it and necessary in the conduct of the business of the Company or such subsidiary, in each case free and clear of all liens, encumbrances and defects except (i) such as are referred to in the Final Memorandum or (ii) such as do not materially and adversely affect the value of such property to the Company or such subsidiary, and do not interfere with the use made and proposed to be made of such property by the Company or such subsidiary to an extent that such interference would, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All leases to which the Company or its subsidiaries is a party are and, after giving effect to the Acquisitions, will be valid and binding, and no default has occurred or is continuing thereunder which could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially and adversely affect the offering of the Securities, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee (with such exceptions as do not materially interfere with the use made by the Company or such subsidiary). The Company and its subsidiaries possess and, after giving effect to the Acquisitions, will possess adequate certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and except as set forth in the Final Memorandum, neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

            (w) Each of Ernst & Young LLP and Coopers & Lybrand L.L.P., who have certified certain financial statements of the Company and its subsidiaries included in the Final Memorandum, are independent public accountants within the meaning of the Securities Act and the rules and regulations thereunder. The financial statements included in the Preliminary Memorandum and the Final Memorandum present fairly in all material respects the consolidated financial position of the Company and its subsidiaries, on a consolidated basis, as at the dates indicated and the results of their respective operations and the changes in their consolidated financial position for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein, and comply as to form in all material respects with the requirements applicable to such financial statements included in registration statements under the Securities Act.

            The pro forma financial statements included in the Preliminary Memorandum and the Final Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumption used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Memorandum and the Final Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other pro forma financial and statistical information and data included in the Preliminary Memorandum and the Final Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

            To the knowledge of the Issuers, the historical and pro forma financial statements included in the Preliminary Memorandum and the Final Memorandum constitute all of the financial statements that would be required to be included in a registration statement on Form S-1 under the Securities Act.

            (x) Neither the Company nor any of its subsidiaries is now or, after giving effect to the issuance of the Securities, and the application of the proceeds thereof, will be (i) insolvent, (ii) left with unreasonably small capital with which to engage in its anticipated businesses or (iii) incurring debts beyond its ability to pay such debts as they become due.

            (y) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries own, or otherwise possess the right to use, all patents, trademarks, service marks, trade names and copyrights, all applications and registrations for each of the foregoing, and all other proprietary rights and confidential information used in the conduct of their respective businesses as currently conducted; and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware, of any infringement of or conflict with the rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries do not own or otherwise possess the right to use any patents, trademarks, service marks, trade names and copyrights, the loss of which would result in a Material Adverse Effect.

            (z) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (aa) No labor problem or disturbance with the employees of the Company or any of its subsidiaries exists or, immediately after giving effect to the Acquisitions, will exist, or, to the knowledge of the Issuers, is threatened which, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

            (ab) Neither the Company nor any of its subsidiaries has taken, and none of them will take, any action that would cause this Agreement or the issuance or sale of the Securities and Exchange Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

            (ac) The Company and its subsidiaries have complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with persons or affiliates located in Cuba.

            (ad) Other than as set forth on in the Final Memorandum, neither the Company nor any subsidiary is a party to any contract or agreement that would be required to be filed with the

Commission as an exhibit to a registration statement on Form S-1 pursuant to entries (2), (4) and (10) of the Exhibit Table of Item 601 of Regulation S-K under the Securities Act.

            (ae) No Issuer or Affiliate of any Issuer has sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) in a transaction would require the registration under the Securities Act of the Securities.

            (af) Neither the Company nor any subsidiary is a "public utility" or a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            2. Purchase and Sale. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Issuers agree to sell to the Initial Purchasers and the Initial Purchasers agree to purchase the aggregate principal amount of Securities set forth opposite its name as shown in Schedule B hereto, at a purchase price equal to 97% of the principal amount thereof.

            The Issuers shall not be obligated to deliver any of the Securities to be delivered except upon payment for all the Securities to be purchased as provided herein.

            3. Sale and Resale of the Securities by the Initial Purchaser. Each of the Initial Purchasers represents and warrants to the Issuers that:

            (a) It will offer the Securities to be purchased hereunder for resale only upon the terms and conditions set forth in this Agreement and in the Final Memorandum.

            (b) It, nor any of its "Affiliates" (as defined in Rule 501(b) of Regulation D), nor any person acting on its behalf, (i) will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, and (ii) will solicit offers for the Notes only from, and will offer, sell or deliver (the "Exempt Resales") the Notes, as part of its initial offering, only to the following persons (each an "Eligible Purchaser") (A) persons whom such Initial Purchaser reasonably believes to be qualified institutional buyers ("QIBs") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A") or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, (B) to a limited number of institutional accredited investors as defined in Rule 501(a) (1), (2), (3) or (7) under Regulation D ("Accredited Investors") that, prior to their purchase of the Securities, execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Final Memorandum and (C) outside the United States in offshore transactions to non-U.S. persons in reliance on Regulation S.

            (c) With respect to Securities sold in reliance on Regulation S, (i) neither such Initial Purchaser nor any of its affiliates nor anyone acting on its behalf has offered or sold, or will offer or sell, any Securities by means of any directed selling efforts (as defined in Rule 902 of Regulation S) in the United States, (ii) at or prior to confirmation of all sales of Securities made in reliance on Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Securities from it during the restricted period a confirmation or notice to substantially the following effect:

      "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of a distribution thereof at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with an exemption from or in a transaction not subject to the Securities Act. Terms used above have the meanings given them by Regulation S."

The sale of the Securities to non-U.S. persons in offshore transactions is not part of a plan or scheme to avoid the registration requirements of the Securities Act.

            (d) (i) It has not solicited, and will not solicit, offers to purchase any of the Securities from, (ii) it has not sold, and will not sell, any of the Securities to, and (iii) it has not distributed, and will not distribute, the Preliminary Memorandum or the Final Memorandum to, any person or entity in any jurisdiction outside of the United States except, in each case, in compliance in all material respects with all applicable laws of such jurisdiction. For purposes of this Agreement, "United States" means the United States of America, its territories, its possessions (including the Commonwealth of Puerto Rico), and other areas subject to its jurisdiction.

            (e) Unless prohibited by applicable law, (i) it will furnish to each person to whom it offers any Securities, a copy of the Preliminary Memorandum (as amended or supplemented) or Final Memorandum or (unless delivery of such Preliminary Memorandum is required by applicable law) shall inform each such person that a copy of such Preliminary Memorandum or the Final Memorandum will be available upon request and (ii) it will furnish to each person to whom it sells Securities a copy of the Final Memorandum (as then amended or supplemented by applicable law) and shall inform each such person that a copy of such Final Memorandum will be available upon request.

            4. Delivery of and Payment for the Notes. Delivery of and payment for the Securities shall be made at the office of Latham & Watkins, 885 Third Avenue, New York, New York at 9:00 A.M., New York City time, on April 22, 1998, or at such other date or place as shall be determined by agreement between the Initial Purchasers and the Company. This date and time are sometimes referred to as the "Closing Date." On the Closing Date, the Issuers shall deliver or cause to be delivered the Securities to the Initial Purchasers for the account of the Initial Purchasers against payment to or upon the order of the Company of the purchase price by wire transfer in federal (same-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Initial Purchasers hereunder. Upon delivery, the Securities shall be in the form required by the Indenture and registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), or such other name or names and in such denominations as the Initial Purchasers shall request in writing not less than one business day prior to the Closing Date. For the purpose of expediting the checking and packaging of the Securities, the Issuers shall make the Securities available for inspection by the Initial Purchasers in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Closing Date.

            5. Further Agreements of the Issuers. The Issuers jointly and severally agree with each Initial Purchaser as set forth below in this Section 5:

            (a) The Issuers will furnish to the Initial Purchasers, without charge, as many copies of the Final Memorandum and any supplements and amendments thereto as they may reasonably request.

            (b) Prior to making any amendment or supplement to the Preliminary Memorandum or the Final Memorandum, the Issuers shall furnish a copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review.

            (c) If, at any time prior to completion of the distribution of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Issuers, to amend or supplement the Final Memorandum in order that the Final Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Final Memorandum to comply with applicable law, the Issuers will promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Final Memorandum, as so amended or supplemented, will comply with applicable law and furnish to the Initial Purchasers such number of copies of such amendment or supplement as they may reasonably request.

            (d) So long as any Securities are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act and during any period in which the Issuers are not subject to Section 13 or 15(d) of the Exchange Act of 1934, as amended (the "Exchange Act"), the Issuers will furnish to holders of the Securities and prospective purchasers of Securities designated by such holders, upon request of such holders or such prospective purchasers, the information, if any, required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

            (e) So long as the Securities and Exchange Securities are outstanding, the Issuers will furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed with the Securities and Exchange Commission ("SEC") on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the SEC, and such other documents, reports and information as shall be furnished by the Issuers to the Trustee or to the holders of the Securities and Exchange Securities pursuant to the Indenture.

            (f) The Issuers will use their best efforts at the Initial Purchasers' reasonable request to qualify the Securities for sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers reasonably designate and to continue such qualifications in effect so long as reasonably required for the distribution of the Securities. The Issuers will also arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers reasonably request. Notwithstanding the foregoing, the Issuers shall not be obligated to qualify as a foreign corporation in any jurisdiction in which they are not so qualified or to file a general consent to service of process or to subject themselves to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

            (g) The Issuers will use their best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market and to permit the Securities to be eligible for clearance and settlement through DTC.

            (h) Except following the effectiveness of any Registration Statement (as defined in the Registration Rights Agreement) and except for such offers as may be made as a result of, or subsequent to, filing such Registration Statement or amendments thereto prior to the effectiveness thereof, the Issuers will not, and will cause their affiliates not to, solicit any offer to buy or offer to sell the

Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

            (i) The Company will apply the net proceeds from the sale of the Securities as set forth in the Final Memorandum.

            (j) The Issuers will take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries shall become (i) an "investment company" within the meaning of the Investment Company Act, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            (k) The Company and its subsidiaries will not, and will cause their affiliates not to, take any action that would require the registration under the Securities Act of the Securities (other than pursuant to the Registration Rights Agreement) including, without limitation, (i) engaging in any directed selling efforts (within the meaning of Regulation S) during any applicable restricted period or (ii) offering any other securities in a manner that would be integrated with the transactions contemplated hereby.

            (l) The Issuers will do all things reasonably necessary to satisfy the closing conditions set forth in Section 7 hereof.

            6. Expenses. The Issuers, jointly and severally, agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and Exchange Securities and any issue or stamp taxes payable in that connection; (b) the costs incident to the preparation and printing of the Preliminary Memorandum, the Final Memorandum and any amendments, supplements and exhibits thereto; (c) the costs of distributing the Preliminary Memorandum, the Final Memorandum and any amendment or supplement thereto; (d) the fees and expenses of qualifying the Securities and Exchange Securities under the securities laws of the several jurisdictions as provided in Section 5(f) and of preparing, printing and distributing a Blue Sky Memorandum (including reasonable related fees and expenses of counsel to the Initial Purchasers); (e) the cost of printing the Securities and the Exchange Securities; (f) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of any counsel for the Trustee in connection with the Indenture and the Securities and Exchange Securities; (g) any fees paid to rating agencies in connection with the rating of the Securities and Exchange Securities; (h) the costs and expenses of DTC and its nominee, including its book-entry system; (i) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL market; and (j) all other costs and expenses incident to the performance of the obligations of the Issuers under this Agreement, including the fees and expenses of Latham & Watkins, counsel to the Initial Purchasers (up to a maximum of $225,000).

            7. Conditions of Initial Purchaser's Obligations. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Issuers contained herein at the Execution Time and the Closing Date, to the accuracy of the statements of the Issuers made in any certificates pursuant to the provisions hereof, to the performance by the Issuers of their obligations hereunder in all material respects and to the following additional conditions:

            (a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Final Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the Initial

Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (b) The Final Memorandum shall have been printed and copies distributed to the Initial Purchasers as soon as practicable but in no event later than on the Business Day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Securities in any jurisdiction referred to in Section 5(f) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

            (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or prevent the issuance of the Notes or the Subsidiary Guarantees or the consummation of the Acquisitions; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the knowledge of the Company, threatened against, the Company or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official that, singly or in the aggregate, if adversely determined, would reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued by the SEC or any governmental agency of any jurisdiction referred to in Section 5(f) preventing the use of the Final Memorandum, or any amendment or supplement thereto, or which would reasonably be expected to have a Material Adverse Effect.

            (d) Since the dates as of which information is given in the Final Memorandum and other than as set forth in the Final Memorandum, (i) there shall not have been any Material Adverse Change, or any development that is reasonably likely to result in a Material Adverse Change, or any material change in the long-term debt, or material increase in the short-term debt, from that set forth in the Final Memorandum; (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company on any class of its capital stock;
(iii) the Company and its subsidiaries shall not have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Final Memorandum.

            (e) The Initial Purchasers shall have received a certificate, dated the Closing Date, signed on behalf of the Company by (i) R Steve Creamer, Chief Executive Officer and (ii) J.I. Everest, II, Chief Financial Officer, confirming that (A) such officers have participated in conferences with other officers and representatives of the Issuers, representatives of the independent public accountants of the Issuers and representatives of counsel to the Issuers at which the contents of the Final Memorandum and related matters were discussed and (B) the matters set forth in paragraphs (b), (c) and (d) of this Section 7 are true and correct as of the Closing Date.

            (f) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Exchange Securities, the Indenture, the Registration Rights Agreement, the Final Memorandum and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby, shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Issuers shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (g) Morgan, Lewis & Bockius LLP, counsel for the Issuers, shall have furnished to the Initial Purchasers its written opinion substantially in the form of Exhibit B hereto.

            (h) Brett A. Hickman, Vice President and General Counsel of the Company, shall have furnished to the Initial Purchasers his written opinion substantially in the form of Exhibit C hereto.

            (i) McNaul, Ebel, Nawrot, Helgren & Vance PLLC shall have furnished to the Initial Purchasers its written opinion, as special Washington counsel to Pozzolanic Resources, Inc., a written opinion substantially in form of Exhibit D hereto.

            (j) Heidman, Redmond, Fredregill, Patterson, Plaza & Dykstra L.L.P. shall have furnished to the Initial Purchasers its written opinion, as special Iowa counsel to Power Plant Aggregates of Iowa, Inc., a written opinion substantially in form of Exhibit E hereto.

            (k) Braun Kendrick Finkbeiner P.L.C. shall have furnished to the Initial Purchasers its written opinion, as special Michigan counsel to U.S. Ash, a written opinion substantially in form of Exhibit F hereto.

            (l) Bridges, Young, Matthews & Drake P.L.C. shall have furnished to the Initial Purchasers its written opinion, as special Arkansas counsel to Fly Ash, a written opinion substantially in form of Exhibit G hereto.

            (m) You shall have received on the Closing Date an opinion of Latham & Watkins, counsel for the Initial Purchasers, dated the Closing Date and addressed to you, in form and substance reasonably satisfactory to you.

            (n) The Initial Purchasers shall have received a certificate, dated the Closing Date and signed on behalf of the Company by J.I. Everest, II, Chief Financial Officer, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, as to the solvency of the Company following consummation of the Acquisitions.

            (o) The Issuers and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

            (p) The Issuers and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

            (q) The Acquisitions shall be consummated prior to, or simultaneously with, the Closing of the offering of the Notes on the terms described in the Offering Memorandum in all material respects and the Initial Purchasers shall have received counterparts, conformed as executed, of the Acquisition Agreements and such other documentation as they deem necessary to evidence the consummation thereof.

            (r) There shall exist at and as of the Closing Date no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Secured Credit Facility. On the Closing Date, the Secured Credit Facility shall be in full force and effect and shall not have been modified.

            (s) At the Execution Time and at the Closing Date, Ernst & Young, LLP and Coopers & Lybrand L.L.P. shall have furnished to the Initial Purchasers a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, confirming that they are independent accountants within the meaning of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder and Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants (the "AICPA") and otherwise reasonably satisfactory in form and substance to the Initial Purchasers and their counsel.

            (t) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest financial statements included in the Final Memorandum losses or interferences with their businesses, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Memorandum and
(ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Final Memorandum.

            (u) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or The NASDAQ Stock Market's National Market or in the over-the-counter market shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the SEC, or by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Final Memorandum.

            (v) As of the Closing Date, no "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) will have imposed (or will have informed the Company or any Subsidiary Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Subsidiary Guarantor's retaining any rating assigned to the Company or any Subsidiary Guarantor, any securities of the Company or any Subsidiary Guarantor or (ii) will have indicated to the Company or any Subsidiary Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Subsidiary Guarantor or any securities of the Company or any Subsidiary Guarantor.

            (w) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

            (x) Prior to the Closing Date, the Issuers shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

            8. Indemnification and Contribution. (a) The Issuers jointly and severally agree to indemnify and hold harmless the Initial Purchasers, the directors, officers, employees and agents (including, without limitation, attorneys) of the Initial Purchasers and each person who controls any Initial Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum or any information provided by the Issuers to any holder or prospective purchaser of Notes pursuant to Section 5(e), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree to reimburse each such indemnified party, as incurred, for any reasonable legal or other expenses, reasonably incurred by them, in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the Issuers will not be liable in any such case to any Initial Purchaser to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission relating to such Initial Purchaser made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of such Initial Purchaser specifically for inclusion therein; provided, that the indemnification contained in this paragraph (a) with respect to the Preliminary Memorandum shall not inure to the benefit of the Initial Purchasers (or to the benefit of any person controlling the Initial Purchasers) on account of any such loss, claim, damage, liability or expense arising from the sale of the Securities by the Initial Purchasers to any person if a copy of the Final Memorandum shall not have been delivered or sent to such person and each untrue statement of a material fact contained in, and each omission or alleged omission of a material fact from, such Preliminary Memorandum was corrected in the Final Memorandum and it shall have been determined that any Initial Purchaser and each person, if any, who controls such Initial Purchaser would not have incurred such losses, claims, damages, liabilities and expenses had the Final Memorandum been delivered or sent. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

            (b) Each Initial Purchaser agrees severally and not jointly to indemnify and hold harmless the Issuers, their directors, officers, employees and agents (including, without limitation, attorneys), and each person who controls the Issuers within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Issuers by or on behalf of the Initial Purchaser specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Issuers and the Initial Purchasers acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Plan of Distribution" in the Preliminary Memorandum and the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or any amendment or supplement thereto).

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would, in the opinion of legal counsel to the indemnified party, present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been informed in writing by legal counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Issuers and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by the such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers and of the Initial Purchaser in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received by the Initial Purchasers from the Issuers in connection with the purchase of the Securities hereunder. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Issuers or the Initial Purchasers. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Issuers within the meaning of either the Securities Act or the Exchange Act and each partner, officer, director, employee and agent of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

            9. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 7(n) or 7(o) shall have occurred or if the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement.

            10. Reimbursement of Initial Purchaser's Expenses. If (a) the Issuers shall fail to tender the Securities for delivery to the Initial Purchasers otherwise than for any reason permitted under this Agreement or (b) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, the Issuers shall reimburse the Initial Purchasers for the reasonable fees and expenses of their counsel (up to a maximum of $225,000) and for such other reasonable out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Issuers shall pay the full amount thereof to the Initial Purchasers.

            11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

            (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to NationsBanc Montgomery Securities LLC, 100 North Tryon Street, 20th Floor, Charlotte, North Carolina 28255, Attention:
Scott Holmes, with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention: Kirk A. Davenport;

            (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Final Memorandum, Attention: R Steve

Creamer, with a copy to Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, Attention: David P. Blea.

            Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers.

            12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Issuers contained in this Agreement shall also be deemed to be for the benefit of directors, officers, employees and agents (including, without limitation, attorneys) of the Initial Purchasers and the person or persons, if any, who control an Initial Purchasers within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Issuers, officers, employees and agents (including, without limitation, attorneys) of the Issuers and any person controlling any of the Issuers within the meaning of
Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this
Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            13. Survival. The respective indemnities, representations, warranties and agreements of the Issuers and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

            14. Definition of "Business Day." For purposes of this Agreement, "business day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York, New York are authorized or obligated by law, executive order or regulation to close.

            15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

            16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

            17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                            [Signature page follows]

            If the foregoing correctly sets forth the agreement between the Issuers and the Initial Purchaser, please indicate your acceptance in the space provided for that purpose below.

                                    Very truly yours,

                                    JTM INDUSTRIES, INC.


                                    By: /s/ J.I. Everest II
                                        -------------------------------
                                        Name: J.I. Everest II
                                        Title: Treasurer & CFO

                                    POZZOLANIC RESOURCES, INC.


                                    By: /s/ J.I. Everest II
                                        -------------------------------
                                        Name: J.I. Everest II
                                        Title: Treasurer & CFO


                                    POWER PLANT AGGREGATES OF IOWA, INC.


                                    By: /s/ J.I. Everest II
                                        -------------------------------
                                        Name: J.I. Everest II
                                        Title: Treasurer & CFO


                                    KBK ENTERPRISES, INC.


                                    By: /s/ J.I. Everest II
                                        -------------------------------
                                        Name: J.I. Everest II
                                        Title: Treasurer & CFO

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

NATIONSBANC MONTGOMERY SECURITIES LLC

By: /s/ J. Scott Holmes
    ------------------------------
    Name:  J. Scott Holmes
    Title: Principal


CIBC OPPENHEIMER CORP.


By:
   ------------------------------
   Name:
   Title:

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.


NATIONSBANC MONTGOMERY SECURITIES LLC

By:
    ------------------------------
    Name:
    Title:


CIBC OPPENHEIMER CORP.


By: /s/ Edward Levy
    ------------------------------
    Name:  Edward Levy
    Title: Managing Director

To be executed on the Closing Date:

The undersigned hereby confirms that the the foregoing letter, as of the date thereof, correctly sets forth the agreement between the Initial Purchasers, the Issuers, the Subsidiary Guarantors and the undersigned


MICHIGAN ASH SALES COMPANY, D.B.A
 U.S. ASH COMPANY


By: /s/ J.I. Everest II
    -------------------------------
    Name: J.I. Everest II
    Title: Treasurer & CFO


U.S. STABILIZATION, INC.


By: /s/ J.I. Everest II
    -------------------------------
    Name: J.I. Everest II
    Title: Treasurer & CFO


FLO FIL CO., INC.


By: /s/ J.I. Everest II
    -------------------------------
    Name: J.I. Everest II
    Title: Treasurer & CFO


FLY ASH PRODUCTS, INC.


By: /s/ J.I. Everest II
    -------------------------------
    Name: J.I. Everest II
    Title: Treasurer & CFO

                                    EXHIBIT A

                          Registration Rights Agreement

                                    EXHIBIT B

                Form of Opinion of Morgan, Lewis & Bockius LLP

                                    EXHIBIT B

                                [MLB letterhead]

April __, 1998

NationsBanc Montgomery Securities LLC
100 North Tryon Street
7th Floor
Charlotte, NC 28255

CIBC Oppenheimer Corp.
425 Lexington Avenue
3rd Floor
New York, NY 10017

Ladies and Gentlemen:

      We have acted as special counsel to JTM Industries, Inc., a Texas corporation (the "Company"), in connection with the issuance and sale by the Company, pursuant to the Purchase Agreement (the "Purchase Agreement"), dated April __, 1998, among the Company, certain subsidiaries of the Company, and NationsBanc Montgomery Securities LLC and CIBC Oppenheimer Corp. (collectively, the "Initial Purchasers") of $100,000,000 aggregate principal amount of the Company's __% Senior Subordinated Notes due 2008 (the "Notes"), being issued pursuant to an Indenture (the "Indenture"), dated as of the date hereof, among the Company, the Subsidiary Guarantors (as defined) and U.S. Bank National Association, as trustee (the "Trustee"). The Notes are guaranteed (the "Subsidiary Guarantees"), jointly and severally, on a senior subordinated basis by all existing domestic subsidiaries of the Company (including U.S. Ash and Fly Ash) (the "Subsidiary Guarantors").

      This opinion is being rendered to you, as Initial Purchasers of the Notes, pursuant to Section 7(g) of the Purchase Agreement. Except as otherwise specified, terms used herein have the respective meanings ascribed to them in the Purchase Agreement.

      For the purposes of this opinion, we have examined, among other things:
(i) the preliminary offering memorandum, dated March 27, 1998, and the final offering memorandum, dated April __,1998 (the "Offering Memorandum"), each relating to the Notes to be issued by the Company in a private placement under the Securities Act of 1933, as amended (the "Securities Act"); (ii) the Purchase Agreement; (iii) the Indenture: and (iv) the Registration Rights Agreement (the "Registration Rights Agreement"), dated the date hereof, among the Company, the Subsidiary Guarantors and the Initial Purchasers, providing for the registration of the Notes under the Securities Act (collectively, the "Transaction Documents").

      We have also examined originals, or copies certified or otherwise identified to our satisfaction, of the corporate charter of the Company and each Subsidiary Guarantor and certain resolutions adopted by the boards of directors of the Company and each Subsidiary Guarantor. We have also examined and relied upon representations by the Company and each Subsidiary Guarantor as to factual matters contained in the Purchase Agreement and upon representations by the Company and each Subsidiary Guarantor in certificates of officers of the Company and of the Subsidiary Guarantors delivered pursuant to the Purchase Agreement. We have also relied upon certificates of public officers and of officers and other representatives of the Company and of the Subsidiary Guarantors, which have been furnished to you.

      In connection with our examination of the foregoing, we have assumed, without any investigation, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

      Based upon the foregoing, we are of the following opinion:

            (i) the statements in the Offering Memorandum under the heading "Business-Government Regulation" to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by us and fairly summarize the matters described therein in all material respects and nothing has been omitted from such statements which would make the same misleading in any material respect; and we do not have actual knowledge of any current or pending material legal or governmental actions, suits or proceedings which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 and which are not described as so required;

            (ii) assuming due authorization, execution and delivery of the Registration Rights Agreement by the parties thereto, the Registration Rights Agreement constitutes a valid and legally binding agreement of the Company and each of the Subsidiary Guarantors enforceable against the Company and each of the Subsidiary Guarantors, respectively, in accordance with its terms, except as (A) such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, arrangement, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally and may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (B) the availability of equitable remedies may be limited by equitable principles of general applicability; and except to the extent that the indemnification or contribution provisions thereof may be unenforceable;

            (iii) assuming due authorization, execution and delivery of the Indenture by the parties hereto, the indenture constitutes a valid and legally binding agreement of the Company and each of the Subsidiary Guarantors, respectively, enforceable against the

      Company and each of the Subsidiary Guarantors, respectively, in accordance with its terms, except as (A) such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, arrangement, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally and may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (B) the availability of equitable remedies may be limited by equitable principles of general applicability;

            (iv) assuming due authorization, execution and delivery of the Exchange Notes by the parties thereto and due authentication of the Notes by the Trustee, the Exchange Notes will constitute valid and legally binding agreements of the Company and each of the Subsidiary Guarantors, respectively, enforceable against the Company and each of the Subsidiary Guarantors, respectively, in accordance with their terms, except as (A) such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, arrangement, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally and may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (B) the availability of equitable remedies may be limited by equitable principles of general applicability;

            (v) assuming due authorization, execution and delivery of the Notes by the Company and the Subsidiary Guarantees by the Subsidiary Guarantors and due authentication of the Notes by the Trustee and upon payment and delivery in accordance with the Purchase Agreement the Notes and Subsidiary Guarantees constitute legally binding obligations of the Company and the Subsidiary Guarantors, respectively, entitled to the benefits of the Indenture and enforceable against the Company and the Subsidiary Guarantors, respectively, in accordance with their terms, except as (A) such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, arrangement, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally and may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (B) the availability of equitable remedies may be limited by equitable principles of general applicability;

            (vi) each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum;

            (vii) no consent, approval, authorization or order of, or filing or registration with, any court or arbitrator or governmental agency or body is required for the execution, delivery and performance by the Company and each of the Subsidiary Guarantors of each of the Transaction Documents to which it is a party, the issuance, sale and delivery of the Securities and compliance by the Company and each of the Subsidiary Guarantors with the terms thereof and the consummation of the transactions contemplated by the

      Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications as may be required to be obtained or made under the Securities Act as provided in the Registration Rights Agreement and applicable state securities laws;

            (viii) none of the Company or the Subsidiary Guarantors is, or will be, after giving effect to the Offering and the application of the net proceeds therefrom, (A) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder, without taking account of any exemption under the Investment Company Act arising out of the number of holders of the securities of the Company or the Subsidiary Guarantors or (B) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

            (ix) assuming the accuracy of the representations and warranties of the Initial Purchasers contained in the Purchase Agreement and their compliance with the agreements and restrictions set forth therein and in the Offering Memorandum, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum, (i) to register the Securities under the Securities Act or
      (ii) to qualify the Indenture or the Subsidiary Guarantees under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), provided, however that such registration and qualification may otherwise be required as a result of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to be filed pursuant to the Registration Rights Agreement;

            (x) the execution and delivery by the Company and each of the Subsidiary Guarantors of the Purchase Agreement, the Indenture, the Registration Rights Agreement, each of the Acquisition Agreements and the Secured Credit Facility (or, in the case of the Subsidiary Guarantors, the guarantees related thereto), the consummation by the Company and the Subsidiary Guarantors of the transactions contemplated hereby and thereby and by the Final Memorandum will not (A) to our knowledge, result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement or instrument of the Company or any of its subsidiaries or (B) result in any violation of the provisions of the charter, partnership agreement or bylaws of the Company or any of its subsidiaries, or, to our knowledge, any applicable law, rule or regulation (other than Securities Laws (as defined below) as to which an opinion is given in paragraph (ix) above) with respect to the Company or any of its subsidiaries or, to our knowledge, any rule or regulation (other than Securities Laws (as defined below) as to which an opinion is given in paragraph (ix) above) or order of any court or governmental agency having jurisdiction over the Company or any of its subsidiaries, except for such violations that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to our knowledge, except for such consents, approvals or authorizations of, or filings, registrations or qualifications with, governmental authorities as may be required under the Securities Act and the rules and regulations thereunder, the Trust Indenture Act and the rules and regulations thereunder or applicable states securities or Blue Sky laws, rules or regulations (all of such laws, rules and regulations are collectively referred to herein as "Securities Laws") in connection with the purchase and distribution of the Notes by the Initial Purchasers and as set forth in, and in order to consummate the transactions contemplated by, the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required in connection with the execution and delivery by the Company and the Subsidiary Guarantors of the Purchase Agreement, the Indenture, the Registration Rights Agreement or the Secured Credit Facility, the consummation by the Company and the Subsidiary Guarantors of the transactions contemplated hereby and thereby and the issuance and sale of the Securities and Exchange Securities by the Company and the Subsidiary Guarantors; and

            (xi) Assuming the Initial Purchasers purchase the Securities in accordance with Rule 144A under the Securities Act, neither the issuance or sale of the Securities nor the application by the Company of the net proceeds thereof as set forth in the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

      We have participated in conferences with officers and other representatives of the Company, its auditors, and your representatives at which the contents of the Offering Memorandum and related matters were discussed. Based upon such participation and review, and relying as to materiality in part upon the factual statements of officers and other representatives of the Company, we advise you that no facts have come to our attention that have caused us to believe that the Offering Memorandum (except for the financial statements, schedules and related data and other financial or statistical data, as to which we have not been asked to comment), as of the date of such Offering Memorandum and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they Were made, not misleading. However, because the primary purpose of our engagement was not to confirm factual matters or financial or accounting matters and because of the wholly or partially non-legal character of many of the statements contained in the Offering Memorandum, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except to the extent expressly set forth in paragraph (i) above), and we have not independently verified the accuracy, completeness or fairness of such statements (except as aforesaid). Without limiting the foregoing, we assume no responsibility for, have not independently verified and have not been asked to comment on the accuracy, completeness or fairness of the financial statements, schedules and other financial or statistical data included in the Offering Memorandum, and we have not examined the accounting, financial or other records from which such financial statements, schedules and other financial or statistical data and information were derived. We note that, although certain portions of the Offering Memorandum (including financial statements and related data) have been included therein on the authority of "experts" within the meaning of the Securities Act, we are not experts with respect to any portion of the Offering Memorandum, including, without limitation, such financial statements and related data and other financial or accounting data included therein.

      We render the foregoing opinions as members of the Bar of the State of New York and express no opinion as to laws other than the laws of the State of New York and the Federal laws of the United States of America.

      Our opinion is given as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or changes in law which may hereafter occur. This opinion may not be used, circulated, quoted or otherwise referred to for any purpose without our prior written consent.

      Except as provided in the succeeding sentence, this opinion is solely for the benefit of the addressees hereof and may not be used, circulated, quoted or otherwise referred to for any purpose without our prior written consent. U.S. Bank National Association, in its capacity as Trustee under the Indenture, may rely upon paragraphs (iii), (iv) and (viii) of this opinion as though it were addressed to it.

                                         Very truly yours,

                                    EXHIBIT C

                      Form of Opinion of Brett A. Hickman

                                    EXHIBIT C

                                [JTM letterhead]

April __, 1998

Nationsbanc Montgomery Securities LLC
100 North Tryon Street
7th Floor
Charlotte, NC 28255

CIBC Oppenheimer Corp.
425 Lexington Avenue
3rd Floor
New York, NY 10017

Ladies and Gentlemen:

      I am the Vice President and General Counsel of JTM Industries, Inc., a Texas corporation (the "Company") and in that capacity am familiar with the issuance and sale by the Company, pursuant to the Purchase Agreement (the "Purchase Agreement"), dated April 17, 1998, among the Company, certain subsidiaries of the Company, and Nationsbanc Montgomery Securities LLC and CIBC Oppenheimer Corp. (collectively, the "Initial Purchasers") of $100,000,000 aggregate principal amount of the Company's 10% Senior Subordinated Notes due 2008 (the "Notes"), being issued pursuant to an Indenture (the "Indenture"), dated as of the date hereof, among the Company, the Subsidiary Guarantors (as defined) and U.S. Bank National Association, as trustee (the "Trustee"). The Notes are guaranteed (the "Subsidiary Guarantees"), jointly and severally, on a senior subordinated basis by all existing domestic subsidiaries of the Company (the "Subsidiary Guarantors").

      This opinion is furnished to you pursuant to Section 7(h) of the Purchase Agreement. Except as otherwise specified, terms used herein have the meanings ascribed to them in the Purchase Agreement.

      In giving the opinions expressed below, I have examined, among other things: (i) the preliminary offering memorandum, dated March 27, 1998, and the final offering memorandum, dated April 17, 1998 (the "Offering Memorandum"), each relating to the Notes being issued by the Company in a private placement under the Securities Act of 1933, as amended (the "Securities Act"); (ii) the Purchase Agreement; (iii) the Indenture; and (iv) the Registration Rights Agreement (the "Registration Rights Agreement"), dated the date hereof, among the Company, the Subsidiary Guarantors and the Initial Purchasers, providing for the registration of the Notes under the Securities Act (collectively, the "Transaction Documents").

      I have also examined originals, or copies satisfactory to me, of all such corporate records, agreements, certificates, governmental orders, permits and other documents as I have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examination I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity with the original documents of all documents submitted to me as copies. As to any facts material to such opinions (including determinations with respect to the question of materiality to the Company's business), I have relied upon the representations and warranties in the Purchase Agreement, certificates of public officials and certificates, oaths and declarations of officers or other representatives of the Company and the Subsidiary Guarantors.

      In rendering the opinions expressed below, I have assumed (i) the due authorization, execution and delivery by each party thereto other than the Company of the Purchase Agreement, the Registration Rights Agreement, and the Indenture, and (ii) the legal right and power of such persons under all applicable laws and regulations to execute, deliver and perform their respective obligations under, and the validity, binding effect and enforceability against such persons in accordance with their terms of, the Purchase Agreement, the Registration Rights Agreement, and the Indenture.

      Based on and subject to the foregoing, and subject to the limitations, qualifications, assumptions and exceptions set forth herein, I am of the opinion that as of the date hereof:

            (i) The Company is validly existing as a corporation and is in good standing under the laws of the State of Texas. The Company and each of its subsidiaries are duly qualified to do business and in good standing as foreign organizations in each jurisdiction in which they own property, maintain a business or have employees (except where failure to so qualify would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect).

            (ii) The Company has the corporate power and authority to execute and deliver, and to consummate the transactions contemplated by, the Purchase Agreement, and the Company has the corporate power and authority to issue and deliver the Notes as contemplated by the Purchase Agreement.

            (iii) The execution and delivery of the Purchase Agreement have been duly authorized by all requisite corporate action of the Company, and the Purchase Agreement has been duly executed and delivered by the Company.

            (iv) The execution and delivery of the Indenture have been duly authorized by all requisite corporate action of the Company; and the Indenture has been duly executed and delivered by the Company.

            (v) The execution and delivery of the Notes have been duly authorized by all requisite corporate action of the Company; and the Notes have been duly executed and delivered by the Company.

            (vi) The execution and delivery of the Registration Rights Agreement have been duly authorized by all requisite corporate action of the Company; and the Registration Rights Agreement has been duly executed and delivered by the Company.

            (vii) All of the capital stock of the Company's subsidiaries is owned of record by the Company. All shares of capital stock of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as disclosed in the Offering Memorandum, to my knowledge, all such shares are owned by the Company free and clear of any security interests, liens, pledges or encumbrances.

      (viii) The Company and each of its subsidiaries has obtained each material license, permit, patent, certificate, franchise or other governmental authorization or permit (collectively, "Permits") necessary to ownership of its properties or to the conduct of its business as described in the Offering Memorandum, other than Permits being applied for in the ordinary course of business and other than Permits the violation of or failure to obtain which would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (ix) To my knowledge, neither the Company nor any of its subsidiaries is in violation of its corporate charter or by-laws, or in default under any agreement (including loan and credit agreements), indenture or instrument known to me, which default could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; to the best of my knowledge, the Company and each of its subsidiaries is not in violation of any material law, ordinance, governmental rule or regulation or court decree to which it may be subject which violation, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

      (x) To my knowledge, the Company and its subsidiaries own or otherwise possess the right to use all patents, trademarks, service marks, trade names and copyrights, any applications and registrations for each of the foregoing, used in the conduct of their respective businesses as currently conducted; and, to my knowledge, neither the Company nor any of its subsidiaries has received any notice, of any infringement of or conflict with the rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect on the Company.

      (xi) To my knowledge, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Company or any of its subsidiaries is a party or of which any properties or assets of the Company or any of its subsidiaries is the subject which (A) singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or
(B) question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      (xii) The execution, delivery and performance by the Company and each Subsidiary Guarantor of each of the Transaction Documents to which it is a party, the issuance, sale and delivery of the Securities and compliance by the Company and the Subsidiary Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of the Subsidiary Guarantors pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease, charter or other material agreement or instrument, known to me and to which the Company or any of the Subsidiary Guarantors is a party or by which the Company or any of the Subsidiary Guarantors is bound or to which any of the properties or assets of the Company or any of the Subsidiary Guarantors is subject.

      I express no opinion as to the enforceability of any provisions of the Indenture, the Securities, the Registration Rights Agreement or the Purchase Agreement. My opinions are limited to matters expressly stated herein, no opinion may be inferred or implied beyond the matters expressly stated.

      This opinion is given as of the date hereof and I assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to my attention or changes in law which may hereafter occur.

      Except as provided in the succeeding sentence, this opinion is solely for the benefit of the addressees hereof and may not be used, circulated, quoted or otherwise referred to for any purpose without my prior written consent. U.S. Bank National Association, in its capacity as Trustee under the Indenture, may rely upon paragraphs (ii), (iv), (v) and (xii) of this opinion as though it were addressed to it.

                                        Very truly yours,

                                        ---------------------------------------
                                        Brett A. Hickman

                                    EXHIBIT D

         Form of Opinion of McNaul, Ebel, Nawrot, Heigren & Vance PLLC

                                    EXHIBIT D

             [McNaul, Ebel, Nawrot, Heigren & Vance PLLC letterhead]

April ___,1998

Nationsbanc Montgomery Securities LLC
100 North Tryon Street
7th Floor
Charlotte, NC 28255

CIBC Oppenheimer Corp.
425 Lexington Avenue
3rd Floor
New York, NY 10017

Ladies and Gentlemen:

       We have acted as special Washington counsel to Pozzolanic Resources, Inc., a Washington corporation (the "Company"), in connection with the issuance and sale by JTM Industries, Inc. ("JTM"), pursuant to the Purchase Agreement (the "Purchase Agreement"), dated April 17, 1998, among JTM, the Company, certain other subsidiaries of JTM, and Nationsbanc Montgomery Securities LLC and CIBC Oppenheimer Corp. (collectively, the "Initial Purchasers") of $100,000,000 aggregate principal amount of JTM's 10% Senior Subordinated Notes due 2008 (the "Notes"), being issued pursuant to an Indenture (the "Indenture"), dated as of the date hereof, among JTM, the Company, the other Subsidiary Guarantors (as defined) and U.S. Bank National Association, as trustee (the "Trustee"). The Notes are guaranteed (the "Subsidiary Guarantees"), jointly and severally, on a senior subordinated basis by all existing domestic subsidiaries of JTM (the "Subsidiary Guarantors"), including the Company.

       This opinion is furnished to you pursuant to Section 7(i) of the Purchase Agreement. Except as otherwise specified, terms used herein have the meanings ascribed to them in the Purchase Agreement.

       In giving the opinions expressed below, we have examined, among other things: (i) the preliminary offering memorandum, dated March 27, 1998, and the final offering memorandum, dated April 17, 1998 (the "Offering Memorandum"), each relating to the Notes being issued by JTM in a private placement under the Securities Act of 1933, as amended (the "Securities Act"); (ii) the Purchase Agreement; (iii) the Indenture; and (iv) the Registration Rights Agreement (the "Registration Rights Agreement"), dated the date hereof, among JTM, the Company, the other Subsidiary Guarantors and the Initial

Purchasers, providing for the registration of the Notes under the Securities Act (collectively, the "Transaction Documents").

      We have also examined originals, or copies satisfactory to us, of all such corporate records, agreements, certificates, governmental orders, permits and other documents as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as copies. As to any facts material to such opinions (including determinations with respect to the question of materiality to the Company's business), we have relied upon the representations and warranties in the Purchase Agreement, certificates of public officials and certificates, oaths and declarations of officers or other representatives of the Company.

      The opinions expressed below are limited to the laws of the state of Washington. In rendering the opinions expressed below, we have assumed (i) the due authorization, execution and delivery by each party thereto other than the Company of the Purchase Agreement, the Registration Rights Agreement, and the Indenture, (ii) the legal right and power of such persons under all applicable laws and regulations to execute, deliver and perform their respective obligations under, and the validity, binding effect and enforceability against such persons in accordance with their terms of, the Purchase Agreement, the Registration Rights Agreement, and the Indenture, and (iii) that the Articles of Incorporation and By-Laws of the Company furnished to us are complete, and the minutes of the Board of Directors meetings of the Company furnished to us accurately reflect actions taken at meetings at which a quorum was present.

      We express no opinion regarding the securities laws issues related to the issuance of the Notes or the Indenture or the transactions related thereto.

      Based upon and subject to the foregoing, we are of the opinion that:

            (i) The Company is validly existing as a corporation and is in good standing under the laws of Washington.

            (ii) The Company has the corporate power and authority to execute and deliver, and to consummate the transactions contemplated by, the Purchase Agreement, and the Company has the corporate power and authority to issue and deliver its Subsidiary Guarantee as contemplated by the Purchase Agreement.

            (iii) The execution and delivery of the Purchase Agreement have been duly authorized by all requisite corporate action of the Company, and the Purchase Agreement has been duly executed and delivered by the Company.

            (iv) The execution and delivery of the Indenture (including the Company's Subsidiary Guarantee) have been duly authorized by all requisite corporate action of the Company, and the Indenture (including the Company's Subsidiary Guarantee) has been duly executed and delivered by the Company.

            (v) The execution and delivery of the Registration Rights Agreement have been duly authorized by all requisite corporate action of the Company, and the Registration Rights Agreement has been duly executed and delivered by the Company.

            (vi) All shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable.

            (vii) The Company has obtained each material license, permit, patent, certificate, franchise or other governmental authorization or permit (collectively, "Permits") necessary under the laws of the state of Washington to ownership of its properties or to the conduct of its business as described in the Offering Memorandum, other than Permits being applied for in the ordinary course of business and other than Permits the violation of or failure to obtain which would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (viii) To our knowledge, the Company is not in violation of its corporate charter or by-laws, or in default under any agreement (including loan and credit agreements), indenture or instrument known to us, which default could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; to the best of our knowledge, the Company is not in violation of any material law, ordinance, governmental rule or regulation or court decree to which it may be subject which violation, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            (ix) To our knowledge, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Company is a party or of which any properties or assets of the Company is the subject which (A) singularly or in the aggregate, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect or (B) question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      We express no opinion as to the enforceability of any provisions of the Indenture, the Subsidiary Guarantees, the Registration Rights Agreement or the Purchase Agreement. Our opinions are limited to matters expressly stated herein, no opinion may be inferred or implied beyond the matters expressly stated.

      This opinion is given as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or changes in law which may hereafter occur.

      Except as provided in the succeeding sentence, this opinion is solely for the benefit of the addressees hereof and may not be used, circulated, quoted or otherwise referred to for any purpose without our prior written consent. U.S. Bank National Association, in its capacity as Trustee under the Indenture, may rely upon paragraph (iv) of this opinion as though it were addressed to it.

                                        Very truly yours,


                                        ---------------------------------------

                                    EXHIBIT E

 Form of Opinion of Heidman, Redmond, Fredregill, Patterson, Plaza & Dykstra,
                                     L.L.P.

                                    EXHIBIT E

  [Heidman, Redmond, Fredregill, Patterson, Plaza & Dykstra L.L.P. letterhead]

April 1998

Nationsbanc Montgomery Securities LLC
100 North Tryon Street
7th Floor
Charlotte, NC 28255

CIBC Oppenheimer Corp.
425 Lexington Avenue
3rd Floor
New York, NY 10017

Ladies and Gentlemen:

      We have acted as special Iowa counsel to Power Plant Aggregates of Iowa, Inc., an Iowa corporation (the "Company"), in connection with the issuance and sale by JTM Industries, Inc. ("JTM"), pursuant to the Purchase Agreement (the "Purchase Agreement"), dated April 17, 1998, among JTM, the Company, certain other subsidiaries of JTM, and Nationsbanc Montgomery Securities LLC and CIBC Oppenheimer Corp. (collectively, the "Initial Purchasers") of $100,000,000 aggregate principal amount of JTM's 10% Senior Subordinated Notes due 2008 (the "Notes"), being issued pursuant to an Indenture (the "Indenture"), dated as of the date hereof, among JTM, the Company, the other Subsidiary Guarantors (as defined) and U.S. Bank National Association, as trustee (the "Trustee"). The Notes are guaranteed (the Subsidiary Guarantees"), jointly and severally, on a senior subordinated basis by all existing domestic subsidiaries of JTM (the "Subsidiary Guarantors"), including the Company.

      This opinion is furnished to you pursuant to Section 7(j) of the Purchase Agreement. Except as otherwise specified, terms used herein have the meanings ascribed to them in the Purchase Agreement.

      In giving the opinions expressed below, we have examined, among other things: (i) the preliminary offering memorandum, dated March 27, 1998, and the final offering memorandum, dated April 17, 1998 (the "Offering Memorandum"), each relating to the Notes being issued by JTM in a private placement under the Securities Act of 1933, as amended (the "Securities Act"); (ii) the Purchase Agreement; (iii) the Indenture; and (iv) the Registration Rights Agreement (the "Registration Rights Agreement"), dated the date hereof, among JTM, the Company, the other Subsidiary Guarantors and the Initial Purchasers, providing for the registration of the Notes under the Securities Act (collectively, the "Transaction Documents").

      We have also examined originals, or copies satisfactory to us, of all such corporate records, agreements, certificates, governmental orders, permits and other documents as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as copies. As to any facts material to such opinions (including determinations with respect to the question of materiality to the Company's business), we have relied upon the representations and warranties in the Purchase Agreement, certificates of public officials and certificates, oaths and declarations of officers or other representatives of the Company.

      The opinions expressed below are limited to the laws of the state of Iowa. In rendering the opinions expressed below, we have assumed (i) the due authorization, execution and delivery by each party thereto other than the Company of the Purchase Agreement, the Registration Rights Agreement, and the Indenture, (ii) the legal right and power of such persons under all applicable laws and regulations to execute, deliver and perform their respective obligations under, and the validity, binding effect and enforceability against such persons in accordance with their terms of, the Purchase Agreement, the Registration Rights Agreement, and the Indenture, and (iii) that the Articles of Incorporation and By-Laws of the Company furnished to us are complete, and the minutes of the Board of Directors meetings of the Company furnished to us accurately reflect actions taken at meetings at which a quorum was present.

      We express no opinion regarding the securities laws issues related to the issuance of the Notes or the Indenture or the transactions related thereto.

      Based upon and subject to the foregoing, we are of the opinion that:

            (i) The Company is validly existing as a corporation and is in good standing under the laws of Iowa.

            (ii) The Company has the corporate power and authority to execute and deliver, and to consummate the transactions contemplated by, the Purchase Agreement, and the Company has the corporate power and authority to issue and deliver its Subsidiary Guarantee as contemplated by the Purchase Agreement.

            (iii) The execution and delivery of the Purchase Agreement have been duly authorized by all requisite corporate action of the Company, and the Purchase Agreement has been duly executed and delivered by the Company.

            (iv) The execution and delivery of the Indenture (including the Company's Subsidiary Guarantee) have been duly authorized by all requisite corporate action of the Company, and the Indenture (including the Company's Subsidiary Guarantee) has been duly executed and delivered by the Company.

            (v) The execution and delivery of the Registration Rights Agreement have been duly authorized by all requisite corporate action of the Company, and the

      Registration Rights Agreement has been duly executed and delivered by the Company.

            (vi) All shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable.

            (vii) The Company has obtained each material license, permit, patent, certificate, franchise or other governmental authorization or permit (collectively, "Permits") necessary under the laws of the state of Iowa to ownership of its properties or to the conduct of its business as described in the Offering Memorandum, other than Permits being applied for in the ordinary course of business and other than Permits the violation of or failure to obtain which would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (viii) To our knowledge, the Company is not in violation of its corporate charter or by-laws, or in default under any agreement (including loan and credit agreements), indenture or instrument known to us, which default could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; to the best of our knowledge, the Company is not in violation of any material law, ordinance, governmental rule or regulation or court decree to which it may be subject which violation, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            (ix) To our knowledge, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Company is a party or of which any properties or assets of the Company is the subject which (A) singularly or in the aggregate, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect or (B) question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      We express no opinion as to the enforceability of any provisions of the Indenture, the Subsidiary Guarantees, the Registration Rights Agreement or the Purchase Agreement. Our opinions are limited to matters expressly stated herein, no opinion may be inferred or implied beyond the matters expressly stated.

      This opinion is given as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or changes in law which may hereafter occur.

      Except as provided in the succeeding sentence, this opinion is solely for the benefit of the addressees hereof and may not be used, circulated, quoted or otherwise referred to for any purpose without our prior written consent. U.S. Bank National Association, in its capacity as Trustee under the Indenture, may rely upon paragraph (iv) of this opinion as though it were addressed to it.


                                       Very truly yours,


                                       --------------------------------------

                                    EXHIBIT F

               Form of Opinion of Braun Kendrick Finkbeiner P.L.C.

                                    EXHIBIT F

                  [Braun Kendrick Finkbeiner P.L.C. letterhead]

April 1998

Nationsbanc Montgomery Securities LLC
100 North Tryon Street
7th Floor
Charlotte, NC 28255

CIBC Oppenheimer Corp.
425 Lexington Avenue
3rd Floor New York, NY 10017

Ladies and Gentlemen:

      We have acted as special Michigan counsel to Michigan Ash Sales Company, d.b.a. U.S. Ash Company, together with two affiliated companies, U.S. Stabilization, Inc. and Flo Fil Co., Inc., a Michigan corporation (the "Company"), in connection with the issuance and sale by JTM Industries, Inc. ("JTM"), pursuant to the Purchase Agreement (the "Purchase Agreement"), dated April 17, 1998, among JTM, the Company, certain other subsidiaries of JTM, and Nationsbanc Montgomery Securities LLC and CIBC Oppenheimer Corp. (collectively, the "Initial Purchasers") of $l00,000,000 aggregate principal amount of JTM's 10% Senior Subordinated Notes due 2008 (the "Notes"), being issued pursuant to an Indenture (the "Indenture"), dated as of the date hereof, among JTM, the Company, the other Subsidiary Guarantors (as defined) and U.S. Bank National Association, as trustee (the "Trustee"). The Notes are guaranteed (the "Subsidiary Guarantees"), jointly and severally, on a senior subordinated basis by all existing domestic subsidiaries of JTM (the "Subsidiary Guarantors"), including the Company.

      This opinion is furnished to you pursuant to Section 7(k) of the Purchase Agreement. Except as otherwise specified, terms used herein have the meanings ascribed to them in the Purchase Agreement.

      In giving the opinions expressed below, we have examined, among other things: (i) the preliminary offering memorandum, dated March 27, 1998, and the final offering memorandum, dated April 17, 1998 (the "Offering Memorandum"), each relating to the Notes being issued by JTM in a private placement under the Securities Act of 1933, as amended (the "Securities Act"); (ii) the Purchase Agreement; (iii) the Indenture; and (iv) the

Registration Rights Agreement (the "Registration Rights Agreement"), dated the date hereof, among JTM, the Company, the other Subsidiary Guarantors and the Initial Purchasers, providing for the registration of the Notes under the Securities Act (collectively, the "Transaction Documents").

      We have also examined originals, or copies satisfactory to us, of all such corporate records, agreements, certificates, governmental orders, permits and other documents as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as copies. As to any facts material to such opinions (including determinations with respect to the question of materiality to the Company's business), we have relied upon the representations and warranties in the Purchase Agreement, certificates of public officials and certificates, oaths and declarations of officers or other representatives of the Company.

      The opinions expressed below are limited to the laws of the state of Michigan. In rendering the opinions expressed below, we have assumed (i) the due authorization, execution and delivery by each party thereto other than the Company of the Purchase Agreement, the Registration Rights Agreement, and the Indenture, (ii) the legal right and power of such persons under all applicable laws and regulations to execute, deliver and perform their respective obligations under, and the validity, binding effect and enforceability against such persons in accordance with their terms of, the Purchase Agreement, the Registration Rights Agreement, and the Indenture, and (iii) that the Articles of Incorporation and By-Laws of the Company furnished to us are complete, and the minutes of the Board of Directors meetings of the Company furnished to us accurately reflect actions taken at meetings at which a quorum was present.

      We express no opinion regarding the securities laws issues related to the issuance of the Notes or the Indenture or the transactions related thereto.

      Based upon and subject to the foregoing, we are of the opinion that:

            (i) The Company is validly existing as a corporation and is in good standing under the laws of Michigan.

            (ii) The Company has the corporate power and authority to execute and deliver, and to consummate the transactions contemplated by, the Purchase Agreement, and the Company has the corporate power and authority to issue and deliver its Subsidiary Guarantee as contemplated by the Purchase Agreement.

            (iii) The execution and delivery of the Purchase Agreement have been duly authorized by all requisite corporate action of the Company, and the Purchase Agreement has been duly executed and delivered by the Company.

            (iv) The execution and delivery of the Indenture (including the Company's Subsidiary Guarantee) have been duly authorized by all requisite corporate action of the Company, and the Indenture (including the Company's Subsidiary Guarantee) has been duly executed and delivered by the Company.

            (v) The execution and delivery of the Registration Rights Agreement have been duly authorized by all requisite corporate action of the Company, and the Registration Rights Agreement has been duly executed and delivered by the Company.

            (vi) All shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable.

            (vii) The Company has obtained each material license, permit, patent, certificate, franchise or other governmental authorization or permit (collectively, "Permits") necessary under the laws of the state of Michigan to ownership of its properties or to the conduct of its business as described in the Offering Memorandum, other than Permits being applied for in the ordinary course of business and other than Permits the violation of or failure to obtain which would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (viii) To our knowledge, the Company is not in violation of its corporate charter or by-laws, or in default under any agreement (including loan and credit agreements), indenture or instrument known to us, which default could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; to the best of our knowledge, the Company is not in violation of any material law, ordinance, governmental rule or regulation or court decree to which it may be subject which violation, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            (ix) To our knowledge, there are no pending actions or suits or judicial, arbitral, rule-making. administrative or other proceedings to which the Company is a party or of which any properties or assets of the Company is the subject which (A) singularly or in the aggregate, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect or (B) question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      We express no opinion as to the enforceability of any provisions of the Indenture, the Subsidiary Guarantees, the Registration Rights Agreement or the Purchase Agreement. Our opinions are limited to matters expressly stated herein, no opinion may be inferred or implied beyond the matters expressly stated.

      This opinion is given as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or changes in law which may hereafter occur.

      Except as provided in the succeeding sentence, this opinion is solely for the benefit of the addressees hereof and may not be used, circulated, quoted or otherwise referred to for any purpose without our prior written consent. U.S. Bank National Association, in its capacity as Trustee under the Indenture, may rely upon paragraph (iv) of this opinion as though it were addressed to it.


                                       Very truly yours,


                                       ----------------------------------------

                                    EXHIBIT G

           Form of Opinion of Bridges, Young, Matthews & Drake P.L.C.

                                    EXHIBIT G

                  [Bridges, Young, Matthews & Drake letterhead]

April __, 1998

Nationsbanc Montgomery Securities LLC
100 North Tryon Street
7th Floor
Charlotte, NC 28255

CIBC Oppenheimer Corp.
425 Lexington Avenue
3rd Floor
New York, NY 10017

Ladies and Gentlemen:

      We have acted as special Arkansas counsel to Fly Ash Products, Inc., an Arkansas corporation (the "Company"), in connection with the issuance and sale by JTM Industries, Inc. "JTM" pursuant to the Purchase Agreement (the "Purchase Agreement"), dated April 17, 1998, among JTM, the Company, certain other subsidiaries of JTM, and Nationsbanc Montgomery Securities LLC and CIBC Oppenheimer Corp. (collectively, the "Initial Purchasers") of $100,000,000 aggregate principal amount of JTM's 10% Senior Subordinated Notes due 2008 (the "Notes"), being issued pursuant to an Indenture (the "Indenture"), dated as of the date hereof, among JTM, the Company, the other Subsidiary Guarantors (as defined) and U.S. Bank National Association, as trustee (the "Trustee"). The Notes are guaranteed (the "Subsidiary Guarantees"), jointly and severally, on a senior subordinated basis by all existing domestic subsidiaries of JTM (the "Subsidiary Guarantors"), including the Company.

      This opinion is furnished to you pursuant to Section 7(1) of the Purchase Agreement. Except as otherwise specified, terms used herein have the meanings ascribed to them in the Purchase Agreement.

      In giving the opinions expressed below, we have examined, among other things: (i) the preliminary offering memorandum, dated March 27, 1998, and the final offering memorandum, dated April 17, 1998 (the "Offering Memorandum"), each relating to the Notes being issued by JTM in a private placement under the Securities Act of 1933, as amended (the "Securities Act"); (ii) the Purchase Agreement; (iii) the Indenture; and (iv) the Registration Rights Agreement (the "Registration Rights Agreement"), dated the date hereof, among JTM, the Company, the other Subsidiary Guarantors and the Initial Purchasers, providing for the registration of the Notes under the Securities Act (collectively, the "Transaction Documents").

       We have also examined originals, or copies satisfactory to us, of all such corporate records, agreements, certificates, governmental orders, permits and other documents as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as copies. As to any facts material to such opinions (including determinations with respect to the question of materiality to the Company's business), we have relied upon the representations and warranties in the Purchase Agreement, certificates of public officials and certificates, oaths and declarations of officers or other representatives of the Company.

       The opinions expressed below are limited to the laws of the state of Arkansas. In rendering the opinions expressed below, we have assumed (i) the due authorization, execution and delivery by each party thereto other than the Company of the Purchase Agreement, the Registration Rights Agreement, and the Indenture, (ii) the legal right and power of such persons under all applicable laws and regulations to execute, deliver and perform their respective obligations under, and the validity, binding effect and enforceability against such persons in accordance with their terms of, the Purchase Agreement, the Registration Rights Agreement, and the Indenture, and (iii) that the Articles of Incorporation and By-Laws of the Company furnished to us are complete, and the minutes of the Board of Directors meetings of the Company furnished to us accurately reflect actions taken at meetings at which a quorum was present.

      We express no opinion regarding the securities laws issues related to the issuance of the Notes or the Indenture or the transactions related thereto.

      Based upon and subject to the foregoing, we are of the opinion that:

            (i) The Company is validly existing as a corporation and is in good standing under the laws of Arkansas.

            (ii) The Company has the corporate power and authority to execute and deliver, and to consummate the transactions contemplated by, the Purchase Agreement, and the Company has the corporate power and authority to issue and deliver its Subsidiary Guarantee as contemplated by the Purchase Agreement.

            (iii) The execution and delivery of the Purchase Agreement have been duly authorized by all requisite corporate action of the Company, and the Purchase Agreement has been duly executed and delivered by the Company.

            (iv) The execution and delivery of the Indenture (including the Company's Subsidiary Guarantee) have been duly authorized by all requisite corporate action of the Company, and the Indenture (including the Company's Subsidiary Guarantee) has been duly executed and delivered by the Company.

            (v) The execution and delivery of the Registration Rights Agreement have been duly authorized by all requisite corporate action of the Company, and the

      Registration Rights Agreement has been duly executed and delivered by the Company.

            (vi) All shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable.

            (vii) The Company has obtained each material license, permit, patent, certificate, franchise or other governmental authorization or permit (collectively, "Permits") necessary under the laws of the state of Arkansas to ownership of its properties or to the conduct of its business as described in the Offering Memorandum, other than Permits being applied for in the ordinary course of business and other than Permits the violation of or failure to obtain which would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (viii) To our knowledge, the Company is not in violation of its corporate charter or by-laws, or in default under any agreement (including loan and credit agreements), indenture or instrument known to us, which default could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; to the best of our knowledge, the Company is not in violation of any material law, ordinance, governmental rule or regulation or court decree to which it may be subject which violation, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            (ix) To our knowledge, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Company is a party or of which any properties or assets of the Company is the subject which (A) singularly or in the aggregate, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect or (B) question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      We express no opinion as to the enforceability of any provisions of the Indenture, the Subsidiary Guarantees, the Registration Rights Agreement or the Purchase Agreement. Our opinions are limited to matters expressly stated herein, no opinion may be inferred or implied beyond the matters expressly stated.

      This opinion is given as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or changes in law which may hereafter occur.

      Except as provided in the succeeding sentence, this opinion is solely for the benefit of the addressees hereof and may not be used, circulated, quoted or otherwise referred to for any purpose without our prior written consent. U.S. Bank National Association, in its capacity as Trustee under the Indenture, may rely upon paragraph (iv) of this opinion as though it were addressed to it.


                                        Very truly yours,


                                        ---------------------------------------

                                   SCHEDULE A

                                  Subsidiaries

Name                                              Jurisdiction of Incorporation
----                                              -----------------------------

Pozzolanic Resources, Inc.                               Washington

Power Plant Aggregates of Iowa, Inc.                     Iowa

KBK Enterprises, Inc.                                    Pennsylvania

Michigan Ash Sales Company,
   d.b.a. U.S. Ash Company                               Michigan

U.S. Stabilization, Inc.                                 Michigan

Flo Fil Co., Inc.                                        Michigan

Fly Ash Products, Inc.                                   Arkansas

                                   SCHEDULE B

                              JTM INDUSTRIES, INC.

Initial Purchaser                                         Amount
-----------------                                         ------

NationsBanc Montgomery Securities LLC ............... $ 65,000,000.00

CIBC Oppenheimer Corp................................ $ 35,000,000.00

                                                      $100,000,000.00
                                                      ===============